Supplement to the currently effective Statement of Additional Information and all currently effective Supplements thereto for the following funds:


Scudder High Income Fund
Scudder High Income Plus Fund

--------------------------------------------------------------------------------

The following supplements the "Fixed Income Securities & Money Market Instruments" sub-section of the "Summary of Investment Practices" chart for the Scudder High Income Plus Fund Statement of Additional Information.

------------------------------- ------------------ ---------------------- --------------- ----------------

                                                                          Scudder         Scudder Total
                                  Scudder Fixed        Scudder Short      High Income     Return Bond
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Fund
=============================== ================== ====================== =============== ================
----------------------------------------------------------------------------------------------------------

KEY TO TABLE:

/        Permitted without limit

//       Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
==========================================================================================================

------------------------------- ------------------ ---------------------- --------------- ----------------
Bank Loans (liquid)                     X                    X                  /                X
------------------------------- ------------------ ---------------------- --------------- ----------------

The following supplements the "Fixed Income Securities" sub-section of the "Investment Objectives, Policies and Restrictions" section of the Scudder High Income and Scudder High Income Plus Funds Statement of Additional Information.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.









               Please Retain This Supplement for Future Reference

May 23, 2003


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